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                    CERTIFIED SERVICES, INC. AND SUBSIDIARIES

The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month period ended December 31, 2001 and the six month period ended June 30, 2002 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheet of the Company as of June 30, 2002 (the "ProForma Balance Sheet" and together with the ProForma Statement of Operations, the "ProForma Combined Financial Statements") have been prepared to illustrate the effect of the acquisition of The Cura Group, Inc., The Cura Group, II, Inc. and The Cura Group III, Inc. (collectively "The Cura Group"). The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined Financial Statements should be read in conjunction with the historical financial statements of The Cura Group.


                                      F-18


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                   CERTIFIED SERVICES, INC. AND SUBSIDIARIES
              UNAUDITED PROFORMA COMBINED STATEMENTS OF OPERATIONS




                                                                     Six Months Ended June 30, 2002
                                                     ----------------------------------------------------------------------
                                                        The          Certified                               ProForma
                                                       Cura          Services,           ProForma             Combined
                                                       Group            Inc.             Adjustments            Company

                                                     ------------------------------      -----------------------------
Revenues                                          $   177,184,179    $139,770,856    $              -   $   316,955,035
Cost of Services                                      174,459,145     133,303,686                   -       307,762,831
                                                     -------------    ------------          ----------     -------------

Gross Profit                                            2,725,034       6,467,170                   -         9,192,204

Operating Expenses

  Compensation and Benefits                             2,299,710         925,255                   -         3,224,965
  Selling                                               1,442,501       1,511,751                   -         2,954,252
  General and Administrative                            1,905,348       1,751,834                   -         3,657,182
  Indirect                                                 67,278         137,201        C     49,000           253,479
                                                     -------------    ------------          ----------     -------------

      Total Operating Expenses                          5,714,837       4,326,041              49,000        10,089,878
                                                     -------------    ------------          ----------     -------------

Income (Loss) From Operations                          (2,989,803)       2,141,129            (49,000)         (897,674)

Other Income (Expense)
  Interest Income                                         109,336               -                   -           109,336
  Interest Expense                                       (30,244)               -                   -          (30,244)
  Severance Expense                                             -               -                   -                 -
                                                     -------------    ------------          ----------     -------------
                                                           79,092               -                   -            79,092
                                                     -------------    ------------          ----------     -------------

Income (Loss Before Income Taxes)                      (2,910,711)       2,141,129            (49,000)         (818,582)

Income (Tax Provision) Benefit                                  -         (851,867)      E      851,867                 -
                                                     -------------    ------------          ----------     -------------

Net Income (Loss)                                 $    (2,910,711)       1,289,262    $        802,867   $     (818,582)
                                                     =============    ============          ==========     =============





                                                                Twelve Months Ended December 31, 2001
                                                 -------------------------------------------------------------------------
                                                      The          Certified                               ProForma
                                                     Cura          Services,           ProForma             Combined
                                                     Group            Inc.             Adjustments            Company

                                                  ------------------------------     -------------------------------------
Revenues                                           $  241,206,755    $ 179,966,878  $             -    $   421,173,633
Cost of Services                                      239,569,936      176,134,344                -        415,704,280
                                                     -------------     ------------       ----------      -------------

Gross Profit                                            1,636,819        3,832,534                -          5,469,353

Operating Expenses

  Compensation and Benefits                             3,660,150        1,474,060                -          5,134,210
  Selling                                                 754,665        1,062,508                           1,817,173
  General and Administrative                            2,470,394        1,794,367                           4,264,761
  Indirect                                                 23,201           37,466      C   129,306            189,973
                                                     -------------     ------------       ----------      -------------

      Total Operating Expenses                          6,908,410        4,368,401          129,306         11,406,117
                                                     -------------     ------------       ----------      -------------

Income (Loss) From Operations                          (5,271,591)        (535,867)        (129,306)        (5,936,764)

Other Income (Expense)
  Interest Income                                         103,706            1,976                -            105,682
  Interest Expense                                              -                -                -                  -
  Severance Expense                                             -        (200,000)                -          (200,000)
                                                     -------------     ------------       ----------      -------------
                                                          103,706        (198,024)                -           (94,318)
                                                     -------------     ------------       ----------      -------------

Income (Loss Before Income Taxes)                      (5,167,885)        (733,891)        (129,306)        (6,031,082)

Income (Tax Provision) Benefit                                    -                -                -                  -
                                                     -------------     ------------       ----------      -------------

Net Income (Loss)                                   $  (5,167,885)    $   (733,891)      $ (129,306)    $   (6,031,082)
                                                     =============     ============       ==========      =============


                                      F-19
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